TWEEDY, BROWNE FUND INC.
TWEEDY, BROWNE INTERNATIONAL VALUE FUND
Supplement dated January 16, 2026
to the Prospectus (“Prospectus”) dated July 29, 2025
Effective immediately, the following hereby replaces the corresponding sections of the Prospectus:

1.	The fee table in the section of the Fund’s Prospectus titled “Fees and Expenses” is hereby replaced in its entirety with the following:
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%

Distribution (12b‑1) fees	None

Other expenses	0.16%

Total Annual Fund Operating Expenses	1.41%

Fee waiver[1,2]	None

Total Annual Fund Operating Expenses After Fee Waiver	1.41%
1.
The Adviser and Tweedy, Browne Fund Inc., on behalf of the Fund, have entered into a voluntary fee waiver agreement pursuant to which the Adviser has agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. The Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2026, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2026 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

2.
The Adviser has agreed to waive the Fund’s management fee to the extent of any management fee charged in connection with the portfolio of the Fund’s assets that are allocated to an Affiliated Fund (as defined in this Prospectus). Such waiver shall continue until January 31, 2027.

2.	The following risk factor is added to the section of the Fund’s Prospectus titled “Principal Risks”:
Affiliated Funds Risk. The Fund’s Adviser serves as investment adviser to certain Tweedy, Browne affiliated funds, including exchange-traded funds (the “Affiliated Funds”). The Adviser’s selection of an Affiliated Fund may present a conflict of interest. The Adviser may prefer to invest in an Affiliated Fund because the investment may be beneficial to the Adviser in managing the Affiliated Fund by helping the Affiliated Fund achieve economies of scale or by enhancing cash flows to the Affiliated Fund.

3.	The following disclosure is added to the section of the Fund’s Prospectus titled “Additional Information Regarding Investment Strategies”:
The International Value Fund, to the extent consistent with its investment objective and investment strategy, may invest in an Affiliated Fund.

This Supplement should be retained with your Prospectus for future reference.